UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 29, 2006

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2006, in connection with Blockbuster’s sale of its corporate aircraft, Blockbuster entered into an addendum to its employment contract with Mr. John Antioco, Chairman and Chief Executive Officer, to change a reference in paragraph 6 therein from Blockbuster aircraft to chartered aircraft. The foregoing summary of certain provisions of Mr. Antioco’s employment agreement is qualified by reference to the complete terms and provisions of Mr. Antioco’s employment agreement. Please refer to the exhibit index to Blockbuster’s Form 10-K for the year ended December 31, 2005 for the location of Mr. Antioco’s employment agreement. The addendum described in this Item 5.02 is filed as Exhibit 10.1 to this Report. Mr. Antioco’s employment agreement, as modified, is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Addendum to Employment Agreement between Blockbuster Inc. and John F. Antioco, dated November 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: December 1, 2006	By:	/s/ Bryan J. Pechersky
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Addendum to Employment Agreement between Blockbuster Inc. and John F. Antioco, dated November 29, 2006